Sale of Steelmaking Coal Business and Discontinued Operations	12 Months Ended
Dec. 31, 2024
Asset Held for Sale and Discontinued Operations [Abstract]
Sale of Steelmaking Coal Business and Discontinued Operations
5. Sale of Steelmaking Coal Business and Discontinued Operations

a) Sale of steelmaking coal business

On January 3, 2024, we completed the sale of a minority stake of our interest in our steelmaking coal business, EVR, to NSC and POSCO. NSC acquired a 20% interest in EVR in exchange for its 2.5% interest in the Elkview Operations plus $1.7 billion (US$1.3 billion) in cash. POSCO exchanged its 2.5% interest in the Elkview Operations and its 20% interest in the Greenhills Operations for a 3% interest in EVR. These transactions were accounted for as equity transactions with non-controlling interests, reducing retained earnings by $1.5 billion and increasing non-controlling interests balances. In determining the net assets of EVR to calculate the non-controlling interests and the related adjustment to retained earnings, we included the steelmaking coal business' goodwill balance and excluded deferred income tax liabilities not attributable to the non-controlling interests.

On July 11, 2024, we completed the sale of our remaining 77% interest in EVR to Glencore. We received cash proceeds of $9.9 billion (US$7.3 billion) and correspondingly derecognized $20 billion of assets (including $17 billion of property, plant and equipment and $256 million of cash), $8 billion of liabilities (including $2 billion of decommissioning and restoration provisions) and $3 billion of non-controlling interests related to the steelmaking coal business. This resulted in a gain (net of taxes of $897 million, which is based on the taxable gain as computed under Canadian tax law) of approximately $81 million, which is presented in profit from discontinued operations upon closing of this transaction. Settlements of customary closing adjustments were recorded as part of discontinued operations.

Pursuant to the terms of the steelmaking coal business sale transaction, Teck agreed to indemnify Glencore for a portion of certain water related liabilities. On July 10, 2024, the Public Prosecution Service of Canada charged Teck Coal Limited with five counts of violating s.36(3) of the Fisheries Act. Glencore has notified Teck that it is seeking indemnification with respect to liabilities arising out of these charges.

The agreement to sell the steelmaking coal business was announced in the fourth quarter of 2023. The NSC and POSCO portions of the transaction closed on January 3, 2024, subsequent to the end of 2023, as noted above. However, the closing of the sale of the majority interest in EVR to Glencore remained subject to receipt of competition approvals in several jurisdictions and subject to approval under the Investment Canada Act at December 31, 2023. The timing and outcome of these processes was not known with sufficient certainty at the time and as such, we were not in a position to conclude that receipt of the required approvals, and resulting closing of the transaction, was highly probable. Accordingly, we determined that the steelmaking coal business did not meet the criteria to be classified as held for sale at December 31, 2023.
5. Sale of Steelmaking Coal Business and Discontinued Operations (continued)

b) Results of discontinued operations

Results of discontinued operations of the steelmaking coal business for 2024 are shown below.

(CAD$ in millions)	2024
Steelmaking Coal
Revenue	$4,640
Cost of sales	(2,718)
Gross profit	1,922
Other operating income (expenses)	(252)
Net finance expense	(63)
Non-operating income	24
Profit from discontinued operations before taxes	1,631
Provision for income taxes	(506)
Profit from discontinued operations after taxes	1,125
Gain on sale (net of tax expense of $897)	81
Profit from discontinued operations	$1,206

Profit from discontinued operations attributable to:
Shareholders of the company	$873
Non-controlling interests	333
Profit from discontinued operations	$1,206
5. Sale of Steelmaking Coal Business and Discontinued Operations (continued)

On February 2, 2023, we completed the sale of our 21.3% interest in Fort Hills and associated downstream assets to Suncor and TEPCA. We accounted for this transaction in 2023 by recognizing aggregate cash proceeds of approximately $1 billion from Suncor and TEPCA and a financial liability related to a downstream pipeline take-or-pay toll commitment estimated at $269 million on closing. The current portion of this financial liability of $26 million was recorded as part of trade accounts payable and other liabilities. The non-current portion of $243 million was recorded as part of other liabilities.

Upon completion of the sale of our interest in Fort Hills, we derecognized approximately $1.3 billion of assets that primarily related to property, plant and equipment and $454 million of liabilities, the majority of which related to lease liabilities.

Results of discontinued operations of the steelmaking coal and Fort Hills disposal groups for 2023 are shown below. As the sale of Fort Hills was completed in February 2023, there were no results of discontinued operations for the Fort Hills disposal group during the year ended December 31, 2024.

(CAD$ in millions)	2023
	Steelmaking Coal	Fort Hills	Total
Revenue	$8,535	$143	$8,678
Cost of sales	(4,504)	(161)	(4,665)
Gross profit (loss)	4,031	(18)	4,013
Other operating income (expenses)	117	—	117
Net finance expense	(112)	(2)	(114)
Non-operating expense	(17)	—	(17)
Profit (loss) from discontinued operations before taxes	4,019	(20)	3,999
Recovery of (provision for) income taxes	(1,373)	2	(1,371)
Profit (loss) from discontinued operations after taxes	2,646	(18)	2,628
Loss on sale (net of tax expense of $4)	—	(8)	(8)
Profit (loss) from discontinued operations	$2,646	$(26)	$2,620

Profit (loss) from discontinued operations attributable to:
Shareholders of the company	$2,553	$(26)	$2,527
Non-controlling interests	93	—	93
Profit (loss) from discontinued operations	$2,646	$(26)	$2,620

In 2023, there was a major customer in the steelmaking coal business with revenue of approximately $1.5 billion that represented more than 10% of total revenue.